UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2026 (July 28, 2026)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 East Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On July 28, 2026, the Board of Directors (the “Board”) of Humana Inc. (the “Company”) expanded its number of authorized directors from eleven to thirteen and elected Frederick J. Crawford and Paul J. Smith as directors of the Company, in each case effective on July 28, 2026.

The Board of Directors has determined that Messrs. Crawford and Smith qualify as independent directors under the New York Stock Exchange’s director independence standards.

Messrs. Crawford and Smith will each be compensated in accordance with the Company’s director compensation program, the components of which were disclosed in the Company’s proxy statement relating to 2026 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on March 6, 2026. In accordance with this program, Messrs. Crawford and Smith will each be granted restricted stock units (RSUs) in connection with their election to the Board.

No determination has yet been made regarding the appointments of Messrs. Crawford and Smith to any committees of the Board. Except as otherwise disclosed herein, there are no arrangements between Messrs. Crawford or Smith and any other person pursuant to which Messrs. Crawford or Smith were elected to serve as directors, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Messrs. Crawford or Smith have a material interest.

On July 29, 2026, the Company issued a press release announcing the election of Messrs. Crawford and Smith, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Valerie M. Talkers
Valerie M. Talkers
Vice President, Associate General Counsel & Corporate Secretary
Dated: July 29, 2026